Exhibit 99.3

AGSH&F Draft (1/26/18)

Subject to FRE 408

For Settlement Purposes Only

REX ENERGY CORPORATION

RESTRUCTURING TERM SHEET

January [●], 2018

THIS NON-BINDING INDICATIVE TERM SHEET (THIS “TERM SHEET”) DESCRIBES THE MATERIAL TERMS OF PROPOSED RESTRUCTURING AND RECAPITALIZATION TRANSACTIONS (COLLECTIVELY, THE “RESTRUCTURING”) PURSUANT TO WHICH REX ENERGY CORPORATION (THE “COMPANY”) AND CERTAIN OF ITS DIRECT AND INDIRECT SUBSIDIARIES AND ITS AFFILIATES (TOGETHER WITH THE COMPANY, THE “REX ENTITIES”) WILL RESTRUCTURE THEIR CAPITAL STRUCTURE THROUGH A VOLUNTARY [PRE-PACKAGED] PLAN OF REORGANIZATION (THE “PRE-PACKAGED CHAPTER 11 PLAN”) FILED IN CONNECTION WITH VOLUNTARY CASES (THE “CHAPTER 11 CASES”) COMMENCED BY CERTAIN OF THE REX ENTITIES (SUCH REX ENTITIES THAT FILE CHAPTER 11 CASES, THE “DEBTORS”) UNDER CHAPTER 11 OF TITLE 11 OF THE UNITED STATES CODE (THE “BANKRUPTCY CODE”) IN THE UNITED STATES BANKRUPTCY COURT FOR THE [VENUE]] (THE “BANKRUPTCY COURT”).1

THIS TERM SHEET DOES NOT INCLUDE A DESCRIPTION OF ALL OF THE TERMS, CONDITIONS, AND OTHER PROVISIONS THAT ARE TO BE CONTAINED IN THE PRE-PACKAGED CHAPTER 11 PLAN AND OTHER DEFINITIVE DOCUMENTATION GOVERNING THE RESTRUCTURING. SUCH DEFINITIVE DOCUMENTS SHALL SATISFY THE REQUIREMENTS OF ALL APPLICABLE SECURITIES LAWS, THE BANKRUPTCY CODE, AND THIS TERM SHEET.

THIS TERM SHEET DOES NOT CONSTITUTE (NOR SHALL IT BE CONSTRUED AS) AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OR REJECTIONS AS TO ANY PLAN, IT BEING UNDERSTOOD THAT SUCH SOLICITATION, IF ANY, ONLY WILL BE MADE IN COMPLIANCE WITH APPLICABLE PROVISIONS OF SECURITIES, BANKRUPTCY AND/OR OTHER APPLICABLE LAWS.

THE COMPANY IS ALSO EXPLORING OUT OF COURT TRANSACTIONS WITH ITS LENDERS AND NOTHING HEREIN SHALL BE AN INDICATION THAT THE COMPANY HAS DETERMINED OR WILL DETERMINE TO SEEK RELIEF UNDER CHAPTER 11 OF THE BANKRUPTCY CODE.

[1]	NTD: In-court process subject to resolution of the First Lien Term Loan (as defined below) acceptable to the Company and the Ad Hoc Committee (as defined below).

AGSH&F Draft (1/26/18)

Subject to FRE 408

For Settlement Purposes Only

Overview
Restructuring Summary	The Rex Entities and certain Second Lien Noteholders (as defined below) (such holders, the “Consenting Noteholders”) have agreed to support the Restructuring. As described in greater detail herein, the Consenting Noteholders agree to exchange their Second Lien Notes (as defined below) through the Pre-Packaged Chapter 11 Plan (which each Consenting Noteholder shall support and with respect to which each Consenting Noteholder shall vote its Claims (as defined in section 101(5) of the Bankruptcy Code) to accept the Pre-Packaged Chapter 11 Plan), for certain debt and equity securities.

Implementation of the Restructuring

The Restructuring shall be implemented through the Chapter 11 Cases and pursuant to the Pre-Packaged Chapter 11 Plan with the support of the ad hoc committee of Second Lien Noteholders represented by Akin Gump Strauss Hauer & Feld LLP (the “Ad Hoc Committee”).

To effectuate the Restructuring, certain parties, including the Company and the Consenting Noteholders, shall execute a Restructuring Support Agreement (the “RSA”) consistent with the material terms set forth herein.[2] This Term Sheet shall be attached to, and incorporated into, the RSA.

The Chapter 11 Cases shall be funded by existing cash on hand in accordance with the terms of a cash collateral order acceptable to the Ad Hoc Committee. [3]

The effective date of the Restructuring (the “Effective Date”) will be the date on which all conditions to the effectiveness of the Pre-Packaged Chapter 11 Plan have been satisfied or waived in accordance with its terms and the Pre-Packaged Chapter 11 Plan has been substantially consummated.

Current Capital Structure

The current capital structure of the Company is as follows:

•  Indebtedness under that certain term loan agreement, dated as of April 28, 2017 (as may be amended, supplemented, amended and restated, or otherwise modified from time to time, the “Term Loan Agreement”), among the Company, as borrower, Angelo, Gordon Energy Servicer, LLC (“AGES”), as administrative agent (in such capacity, the “Administrative Agent”), AGES, as collateral agent, Macquarie Bank Limited, as issuing bank, and the lenders from time to time party thereto, comprised of a term loan (the “First Lien Term Loan”) in an aggregate principal amount outstanding of $143,500,000 as of June 30, 2017.

[2]	The RSA shall include, among other things: (i) certain milestones to be provided by the Ad Hoc Committee and (ii) a condition that resolution of the treatment of the First Lien Term Loan (as defined below) and any asserted “make-whole” claims shall be subject to the consent of the Ad Hoc Committee.
[3]	NTD: Any in-court process without the support of the First Lien Term Loan will be premised upon nonconsensual use of cash collateral or DIP financing to be provided by the Ad Hoc Committee.

AGSH&F Draft (1/26/18)

Subject to FRE 408

For Settlement Purposes Only

•  Indebtedness under that certain indenture, dated as of March 31, 2016 (as may be amended, supplemented, amended and restated, or otherwise modified from time to time, the “Second Lien Notes Indenture”), by and among the Company, the guarantors named therein, and Wilmington Trust, National Association as trustee (the “Indenture Trustee”), comprised of the Company’s 1.00%/8.00% Senior Secured Second Lien Notes due 2020 (collectively, such notes, the “Second Lien Notes,” and, the holders thereof, the “Second Lien Noteholders”) in an aggregate principal amount outstanding of $587,606,000 as of June 30, 2017.

•  Indebtedness under that certain indenture dated as of July 14, 2014 (as amended in the First Supplemental Indenture, dated as of March 31, 2016, and as may be further amended, supplemented, amended and restated, or otherwise modified from time to time, the “2022 Notes Indenture”), by and among the Company, the guarantors named therein, and Wilmington Trust, National Association as trustee, comprised of 6.250% Senior Notes due 2022 (the “2022 Notes”) in an aggregate principal amount outstanding of $5,363,000 as of June 30, 2017.

•  Indebtedness under that certain indenture dated as of December 12, 2012 (as amended in the First Supplemental Indenture, dated as of March 31, 2016, and as may be further amended, supplemented, amended and restated, or otherwise modified from time to time, the “2020 Notes Indenture”), by and among the Company, the guarantors named therein, and Wilmington Trust, National Association as trustee, comprised of 8.875% Senior Notes due 2020 (the “2020 Notes” and, together with the 2022 Notes, the “Unsecured Notes”) in an aggregate principal amount outstanding of $7,333,000 as of June 30, 2017.

•  Equity interests in the Company, including shares of common stock (“Common Stock”) and shares of 6.0% Convertible Perpetual Preferred Stock, Series A (“Preferred Stock” and, together with Common Stock, the “Existing Equity Interests”, and the holders of the Existing Equity Interests, the “Existing Equityholders”).

•  Direct and indirect interests in the Company and certain of its direct and indirect subsidiaries and affiliates, other than the Existing Equity Interests (such interests, the “Intercompany Interests”).

•  “First Lien Term Loan Claims” shall mean any and all Claims arising under or related to the Term Loan Agreement in respect of the First Lien Term Loans.

AGSH&F Draft (1/26/18)

Subject to FRE 408

For Settlement Purposes Only

•  “Second Lien Notes Claims” shall mean any and all Claims arising under or related to the Second Lien Notes Indenture in respect of the Second Lien Notes.

•  “Unsecured Notes Claims” shall mean any and all Claims arising under or related to: (i) the 2022 Notes Indenture in respect of the 2022 Notes and (ii) the 2020 Notes Indenture in respect of the 2020 Notes.

Treatment of Claims and Interests

Administrative, Tax, Other Priority and Other Secured Claims[4]	All such claims shall be paid in full in cash on the Effective Date, or in the ordinary course of business as and when due, or otherwise receive treatment consistent with the provisions of section 1129(a) of the Bankruptcy Code, in each case, as determined by the Debtors with the consent of the Ad Hoc Committee. Administrative expense claims shall include Restructuring Expenses (as defined below).

First Lien Term Loan Claims	The Term Loan Agreement shall be reinstated and rendered unimpaired in accordance with section 1124 of the Bankruptcy Code, provided, however, that any claim for “make-whole” payments (if any) asserted under the Term Loan Agreement shall be resolved in a manner and pursuant to terms acceptable to the Ad Hoc Committee.

Second Lien Notes Claims

The Second Lien Notes Claims shall be classified as: (i) allowed secured claims in an aggregate principal amount of $[    ] (the “Second Lien Secured Claims”) and (ii) allowed unsecured deficiency claims in an aggregate principal amount of $[    ] (the “Second Lien Deficiency Claims”).

•  On account of the Second Lien Secured Claims, each Second Lien Noteholder shall receive (a) its pro rata share of $[    ][5] million aggregate principal amount of new [8]% senior secured second lien notes due [2022] (the “New Notes”), [with interest payable in cash], such New Notes to be issued by the Reorganized Company (as defined below) as debt securities pursuant to a new indenture, and (b) its pro rata share of [x]% of newly issued common stock (the “New Common Stock”) of the reorganized Company (the “Reorganized Company”), subject to dilution on account of the MIP Equity (as defined below) and the New Common Stock issuable in respect of the Warrants (as defined below).

[4]	NTD: Claims subject to ongoing review and diligence by Akin and Blackhill.
[5]

NTD: Amount of New Notes to be issued TBD and subject to (i) ongoing review and diligence by Akin and Blackhill and (ii) negotiations between the Ad Hoc Committee and AGES on behalf of the lenders party to the Term Loan Agreement.

AGSH&F Draft (1/26/18)

Subject to FRE 408

For Settlement Purposes Only

•  The Second Lien Deficiency Claims shall be classified and shall vote together with the Unsecured Notes Claims, and shall share ratably with the Unsecured Notes Claims in [y]%[6] of the New Common Stock, subject to dilution on account of the MIP Equity and the New Common Stock issuable in respect of the Warrants.

Unsecured Notes Claims	Holders of the Unsecured Notes Claims shall share ratably with the holders of the Second Lien Deficiency Claims in [y]% of the New Common Stock, subject to dilution on account of the MIP Equity and the New Common Stock issuable in respect of the Warrants.[7]

General Unsecured Claims	On the Effective Date, the holders of allowed general unsecured claims shall be unimpaired.[8]

Existing Equity Interests in the Company	The Existing Equityholders will receive the following consideration in the aggregate, to be allocated in a manner acceptable to the Company: (a) an aggregate amount equal to 2% of the New Common Stock, subject to dilution on account of the MIP Equity and the New Common Stock issuable in respect of the Warrants (the “2% Equity”); and (b) 5-year warrants for [10]%[9] of the New Common Stock, subject to dilution on account of the MIP Equity, with a strike price to be set at an equity value at which the Second Lien Noteholders would receive a recovery equal to par plus accrued and unpaid interest as of the date of the commencement of the Chapter 11 Cases in respect of the Second Lien Notes (the “Warrants” and, together with the 2% Equity, the Existing Equity Consideration”). The terms of the Warrants are further described in Exhibit A hereto. For the avoidance of doubt, the Existing Equity Consideration shall, in the aggregate, be (i) shared by both the holders of the Preferred Stock and the holders of the Common Stock and (ii) allocated among the holders of the Preferred Stock and the holders of the Common Stock in a manner acceptable to the Company.

Intercompany Claims	All allowed Intercompany Claims shall be adjusted, continued, or discharged to the extent determined appropriate by the Debtors, with the consent of the Ad Hoc Committee.

Intercompany Interests	All Intercompany Interests shall be reinstated for administrative convenience, or cancelled as determined by the Debtors, with the consent of the Ad Hoc Committee.

[6]	NTD: The aggregate amount of [x]% and [y]% shall be equal to 98% of the New Common Stock of the Reorganized Company, subject to dilution on account of the MIP Equity and the New Common Stock issuable in respect of the Warrants.
[7]	NTD: Subject to further diligence regarding whether feasible in a prepackaged plan.
[8]	NTD: Subject to ongoing review and diligence by Akin and Blackhill.
[9]	NTD: Subject to agreement on all terms of the Warrants.

AGSH&F Draft (1/26/18)

Subject to FRE 408

For Settlement Purposes Only

Other Terms

Board Members/Governance

As of the Effective Date, the existing corporate governance documents will be amended and restated or terminated, as necessary, to, among other things, set forth the rights and obligations of the parties (consistent with this Term Sheet) (collectively, the “Corporate Governance Documents”). Subject to the terms of this Term Sheet, the RSA, and the Pre-Packaged Chapter 11 Plan, the Corporate Governance Documents shall be acceptable to the Ad Hoc Committee in their sole discretion.

The board of directors of the Reorganized Company (the “New Board”) will be composed of seven (7) directors, one of whom shall be the chief executive officer of the Company (the “CEO”), and six (6) of whom shall be designated by the Ad Hoc Committee. The Ad Hoc Committee shall agree to meet and interview upon reasonable notice any existing members of the Board of Directors who wish to be interviewed. The members of the New Board (other than the CEO) shall initially be appointed seriatim by the members of the existing board of directors (or by members of the board of directors that have been appointed by members of the existing board of directors) and otherwise composed in a manner consistent with the provisions of the Term Loan Agreement.[10]

Management Incentive Plan	A management incentive plan (the “MIP”) reserving up to [10]% of the New Common Stock on a fully diluted basis (the “MIP Equity”) shall be adopted by the Reorganized Company as of the Effective Date. Awards of MIP Equity, both in regard to the type (options, restricted stock awards, etc.) and the amount of such awards, pursuant to the MIP shall be determined by the New Board after the Effective Date.

SEC Reporting	The Reorganized Company shall continue as a public reporting company under applicable U.S. securities laws. The Reorganized Company shall continue to file annual, quarterly and current reports in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Stock Exchange	The Company shall use commercially reasonable efforts to list the New Common Stock for trading on The NASDAQ Capital Market, the NASDAQ Global Market, the New York Stock Exchange or any other national securities exchange reasonably acceptable to the Company and the Ad Hoc Committee with such listing to be effective on the Effective Date.

[10]	The Restructuring transaction and recomposition of board to be structured to prevent the occurrence of a change of control under the Term Loan Agreement.

AGSH&F Draft (1/26/18)

Subject to FRE 408

For Settlement Purposes Only

Registration Rights	The Reorganized Company shall enter into a registration rights agreement with any party that on or after the Effective Date holds 5% or more of the New Notes and/or the New Common Stock. The registration rights agreement shall contain customary terms and conditions, including provisions with respect to demand rights, piggyback rights and blackout periods and shall be acceptable to the Ad Hoc Committee in their sole discretion.

Restructuring Fees and Expenses	The Debtors shall pay all reasonable and documented fees and out of pocket expenses of one primary counsel to the Ad Hoc Committee, Akin Gump Strauss Hauer & Feld LLP (“Akin”), one local counsel to the Ad Hoc Committee (to the extent necessary), and one financial advisor to the Ad Hoc Committee, Blackhill Partners, LLC (“Blackhill”), in each case, that are due and owing after receipt of applicable invoices, without any requirement for the filing of fee or retention applications in the Chapter 11 Cases, and in accordance with the terms of the applicable engagement letters, with any balance(s) paid on the Effective Date (collectively, the “Restructuring Expenses”).

Tax Matters	The parties will work together in good faith and will use reasonable best efforts to structure and implement the Restructuring and the transactions related thereto in a tax efficient and cost-effective manner for the Company and the Second Lien Noteholders to the extent practicable. The parties intend to structure the Restructuring to preserve favorable tax attributes to the extent practicable and not materially adverse to the Second Lien Noteholders or the Company.

Employment Agreements[11]	The employment agreements and severance policies, and all employment, compensation and benefit plans, policies, and programs of the Company and its direct and indirect subsidiaries and its affiliates applicable to any of its employees and retirees, that are approved by, and with such additions, deletions, and modifications as may be required by, the Ad Hoc Committee in its sole discretion (collectively, the “Specified Employee Plans”), shall be maintained, continued in full force and effect and assumed by the Company (and assigned to the Reorganized Company, if necessary) pursuant to section 365(a) of the Bankruptcy Code, either by a separate motion filed with the Bankruptcy Court or pursuant to the terms of the Pre-Packaged Chapter 11 Plan. All claims arising from the Specified Employee Plans shall be treated in accordance with the Bankruptcy Code. Any plans, programs or arrangements that are not Specified Employee Plans relating to employees, compensation, or employee benefits shall be terminated or rejected, as appropriate. For the avoidance of doubt,

[11]	NTD: Subject to ongoing review and diligence by Akin and Blackhill.

AGSH&F Draft (1/26/18)

Subject to FRE 408

For Settlement Purposes Only

the employment agreements and the change of control policy, executive severance policy, and any other employment, compensation or benefit plan, policy, and program of the Company that provides for enhanced payouts or entitlements or for the acceleration of vesting upon a change of control shall be modified such that the Restructuring shall not constitute a change of control thereunder.

Employment agreements, including such additions, deletions, and modifications thereto as may be required by the Ad Hoc Committee, shall be in form and substance acceptable to the Ad Hoc Committee in its sole discretion and shall be agreed to on or prior to the filing of the Chapter 11 Cases.

The Ad Hoc Committee, in its sole discretion, shall determine whether to modify, assume and/or reject employment, compensation and benefit plans, policies (including severance policies), and programs of the Company and its direct and indirect subsidiaries and its affiliates on or prior to the filing of the plan supplement to the Pre-Packaged Chapter 11 Plan.

Indemnification Obligations

[The Rex Entities’ indemnification obligations in place as of the Effective Date, whether in the bylaws, certificates of incorporation or formation, limited liability company agreements, other organizational or formation documents, board resolutions, management or indemnification agreements, employment contracts, or otherwise, for the directors and the officers that are currently employed by, or serving on the board of directors of, any of the Rex Entities, as of the date of the filing of the Chapter 11 Cases shall be assumed pursuant to the Pre-Packaged Chapter 11 Plan and the Debtors shall maintain their current D&O coverage in place as of the Effective Date for current and former directors and officers.

On or about the Effective Date, the Rex Entities shall obtain tail D&O insurance coverage on market terms for their current and former directors and officers.][12]

Definitive Documents	This Term Sheet does not include a description of all of the terms, conditions, and other provisions that will be contained in the definitive documentation governing the Restructuring. The material documents implementing the Restructuring shall be materially consistent with this Term Sheet and the RSA, as applicable, and shall be in form and substance reasonably acceptable to each of the Company and the Ad Hoc Committee (collectively, the “Definitive Documents”); provided that, subject to the terms of this Term Sheet, the RSA, and the Pre-Packaged Chapter 11 Plan, the Corporate Governance Documents shall be determined by, and acceptable to, the Ad Hoc Committee in their sole discretion.

[12]	NTD: Subject to ongoing review and diligence by Akin and Blackhill.

AGSH&F Draft (1/26/18)

Subject to FRE 408

For Settlement Purposes Only

Governing Law and Forum	New York governing law and consent to exclusive New York jurisdiction. Notwithstanding the preceding sentence, upon the commencement of the Chapter 11 Cases, the Bankruptcy Court shall have exclusive jurisdiction over all matters arising out of or in connection with the Restructuring.

Conditions Precedent to Consummation of the Pre-Packaged Chapter 11 Plan

The Pre-Packaged Chapter 11 Plan shall contain customary conditions to effectiveness in form and substance to be agreed upon by the Rex Entities and the Ad Hoc Committee, including, without limitation:

•  The Pre-Packaged Chapter 11 Plan and all documentation with respect to the Pre-Packaged Chapter 11 Plan and all documents contained in any supplement thereto, including any exhibits, schedules, amendments, modifications or supplements thereto, which shall be in form and substance acceptable to the Debtors and the Ad Hoc Committee, and otherwise consistent with the terms and conditions described in this Term Sheet or the RSA;

•  Any Corporate Governance Documents, which shall be in form and substance acceptable to the Ad Hoc Committee in their sole discretion;

•  The Bankruptcy Court shall have entered an order in form and substance acceptable to the Debtors and the Ad Hoc Committee approving the disclosure statement related to the Pre-Packaged Chapter 11 Plan;

•  The order confirming the Pre-Packaged Chapter 11 Plan, in form and substance acceptable to the Debtors and the Ad Hoc Committee and otherwise consistent with the terms and conditions described in this Term Sheet or the RSA, as applicable, shall have been entered and shall have become a final order that is not stayed;

•  As of the Effective Date, the aggregate amount of all allowed or projected administrative expense and priority claims shall not exceed $[    ];[13] and

•  The Debtors shall have paid the Restructuring Expenses in full, in cash.

[13]	NTD: Subject to ongoing review and diligence by Akin and Blackhill.

AGSH&F Draft (1/26/18)

Subject to FRE 408

For Settlement Purposes Only

Releases	The Pre-Packaged Chapter 11 Plan shall include customary releases (including third party releases) and exculpation provisions, in each case, to the fullest extent permitted by law, for the benefit of the Rex Entities, [the Administrative Agent], the Indenture Trustee, the Ad Hoc Committee, the Consenting Noteholders, and the Company’s current and former officers and directors and each of such preceding entities’ directors, officers, current and former shareholders (regardless of whether such interests are held directly or indirectly), partners, managers, officers, principals, members, employees, agents, affiliates, advisory board members, parents, subsidiaries, predecessors, successors, heirs, executors and assignees, attorneys, financial advisors, investment bankers, accountants, consultants, and other professionals or representatives, each solely in their capacities as such, subject to a carveout for any act or omission that constitutes fraud, gross negligence, or willful misconduct.

Fiduciary Out	Notwithstanding anything to the contrary herein, the Rex Entities shall be entitled, at any time prior to the entry by the Bankruptcy Court of an order confirming the Pre-Packaged Chapter 11 Plan, to accept or pursue (but not to solicit or initiate of their own accord): (i) a competing plan of reorganization or other financial and/or corporate restructuring of the Rex Entities; (ii) the issuance, sale or other disposition of any equity or debt interests, or any material assets, of the Rex Entities; or (iii) a merger, consolidation, business combination, liquidation, recapitalization, any debt or equity financing or refinancing, or similar transaction involving the Rex Entities (each, an “Alternative Transaction”), in each case to the extent the board of directors of the Company determines, based on the advice of outside legal counsel and outside financial advisors, in good faith, and consistent with their fiduciary duties, that (a) such Alternative Transaction best maximizes value for the Rex Entities and their stakeholders, and (b) proceeding with the Pre-Packaged Chapter 11 Plan and Restructuring would be inconsistent with the applicable fiduciary duties of the board of directors of the Company, and provided that the Rex Entities shall have first exercised any applicable termination right in the RSA prior to the date on which the Rex Entities enter into a definitive agreement in respect of such an Alternative Transaction or make a public announcement regarding their intention to do so. The Rex Entities shall give Akin not less than three (3) business days’ prior written notice before exercising such termination right in accordance with the RSA. At all times prior to the date on which the Rex Entities enter into a definitive agreement in respect of such an Alternative Transaction or make a public announcement regarding their intention to do so, the Rex Entities shall (x) provide to Akin and Blackhill a copy of any written offer or proposal (and notice and a description of any oral offer or proposal) for such Alternative Transaction within three (3) business days of the Rex Entities’ or their advisors’ receipt of such offer or proposal and (y)

AGSH&F Draft (1/26/18)

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For Settlement Purposes Only

provide such information to Akin and Blackhill regarding such discussions (including copies of any materials provided to such parties hereunder) as necessary to keep Akin and Blackhill contemporaneously informed as to the status and substance of such discussions.

Rating Agency	The Company will seek and obtain a rating for the New Notes at a reasonable cost from one rating agency reasonably acceptable to the Company and the Ad Hoc Committee.

EXHIBIT A

Warrant Term Sheet14

Amount	[10]% of the New Common Stock calculated on a fully-diluted basis as of the Effective Date, subject to dilution on account of the MIP Equity.

Strike Price	Strike price to be set at an equity value at which the Second Lien Noteholders would receive a recovery equal to par plus accrued and unpaid interest as of the date of the commencement of the Chapter 11 Cases in respect of the Second Lien Notes.

Term	Warrants shall expire unless otherwise exercised on the date that is five (5) years from the Effective Date.

Anti-Dilution	Simple arithmetic anti-dilution regarding the number of shares of New Common Stock to be issued upon exercise of the Warrants, e.g., for stock splits, new issuances of common stock and reclassifications (not economic anti-dilution with respect to the strike price for subsequent stock issuances below the strike price).

Change of Control	Unless exercised in advance, the Warrants shall terminate upon the consummation of a transaction constituting a change of control (a “Change of Control Transaction”) at a price below the strike price with no payment or recovery by the Warrant; provided, that if a Change of Control Transaction takes place during the first 3 months following the Effective Date, then the holders of Warrants shall be paid an amount equal to the value of the Warrants using the Black Scholes model with factors and parameters to be agreed upon by the Company and the Ad Hoc Committee.

Warrant Agent	The Warrant agent shall be the Company’s transfer agent unless otherwise agreed by the Ad Hoc Committee and the Company.

Other	Warrants to be governed by a warrant agreement covering the foregoing terms and containing such other terms as agreed by the Ad Hoc Committee and the Company.

[14]	Capitalized terms used herein but not defined shall have the meaning ascribed to such terms in the Term Sheet.